ABERDEEN FUNDS

Aberdeen Japanese Equities Fund

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated February 28, 2019, as supplemented to date

On December 11, 2019, the Board of Trustees of Aberdeen Funds (the “Trust”) approved a Plan of Liquidation for the Aberdeen Japanese Equities Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about January 16, 2019 (the “Liquidation Date”). Shareholder approval of the Liquidation is not required.

Suspension of Sales. Effective after market close on December 20, 2019, shares of the Fund will no longer be available for purchase by investors with the exception of: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs sponsored by financial intermediaries that have selected the Fund prior to market close on December 20, 2019. Effective after market close on January 10, 2020, the Fund will be closed to all investments except shares acquired through the reinvestment of dividends and distributions.

Liquidation of Assets. The Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.  On the Liquidation Date, the Fund will liquidate and distribute pro rata to the shareholders of record as of the close of business on the Liquidation Date such shareholders’ proportionate interest in all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund. See “IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS” below if you are a qualified account holder. Contingent deferred sales charges will be waived in connection with any redemptions prior to the Liquidation Date. The Fund’s investment adviser, Aberdeen Standard Investments Inc., will bear all expenses of the Liquidation to the extent such expenses are not part of the Fund’s normal and customary fees and operating expenses; however, the Fund and its shareholders will bear transaction costs and tax consequences associated with turnover of the Fund’s portfolio in anticipation of the Liquidation.

Alternatives. At any time prior to the Liquidation Date, the Fund’s shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another series of the Trust pursuant to procedures set forth in the Trust’s Prospectus. If you wish to exchange your shares of the Fund into another series of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust, please call Aberdeen Funds Shareholder Services at 866-667-9231.

Holders through Financial Intermediaries. If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions. If you are invested in a tax qualified account, please see important additional information below.

Income Tax Matters. The liquidation of the Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares. Please contact your tax advisor to discuss the tax consequences to you of the Liquidation.

IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS

Fund Direct IRA Accounts

Fund Direct IRA accounts are those created for investment in the series of the Trust for which UMB Bank N.A. acts as custodian.  Unless a shareholder, or other financial intermediary on behalf of such shareholder, provides instructions otherwise, Fund shares held on the Liquidation Date in Fund Direct IRAs will be redeemed in cash and the proceeds sent directly to the beneficiary of the account, which may result in the imposition of tax penalties.

If you wish to avoid tax penalties that may be imposed if your Fund shares are liquidated, you must contact your financial intermediary or Aberdeen Funds Shareholder Services at 866-667-9231 before the close of business on January 15, 2020 in order to exchange your shares for those of another series of the Trust.  If you have any questions about your individual tax situation, please contact your tax advisor or financial intermediary. If you wish to exchange your shares into another series of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust, please call Aberdeen Funds Shareholder Services at 866-667-9231.

Non-Fund Direct Traditional IRAs, Roth IRAs, SIMPLE, SEP, or SARSEP IRA and 403(b) Custodial Accounts (“Non-Fund Direct Retirement Accounts”)

If you are invested in the Fund through a Non-Fund Direct Retirement Account and Aberdeen Funds Shareholder Services does not receive instructions from you or the account trustee or custodian prior to close of business on January 15, 2020, the Fund will send a liquidating distribution to the trustee/custodian for the benefit of your account, which the trustee/custodian will process according to its own policies and procedures.

401(k), Pension and Profit Sharing Plans and other Tax-qualified Retirement Plans (“Retirement Plans”)

If you are invested in the Fund through a Retirement Plan, and Aberdeen Funds Shareholder Services does not receive instructions from you or the Retirement Plan administrator or other plan fiduciary prior to close of business on January 15, 2020, the Fund will send a liquidating distribution to the Retirement Plan, which the Retirement Plan will process according to its own policies and procedures.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of Trustees of the Trust.

This supplement is dated December 11, 2019.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

Aberdeen Diversified Alternatives Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Intermediate Municipal Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 11, 2019 to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated February 28, 2019, as supplemented to date

On December 11, 2019, the Board of Trustees (the “Board”) of the Trust approved the adoption of a conversion feature for the share class of each Fund specified below under “Original Share Class”.  Under the relevant conversion feature, effective after the close of business on February 27, 2020 (the “Conversion Date”), all of the issued and outstanding shares of each Original Share Class will be converted into shares of the corresponding share class of the Fund specified below under “New Share Class”.  The share class conversions would be effected on the basis of the relative net asset values as the relevant share classes. Based on the Funds’ fiscal year ended October 31, 2019, the New Share Class has lower gross and net total expense ratios than the corresponding Original Share Class.

Fund	Original Share Class	New Share Class
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class C	Class A
Aberdeen Intermediate Municipal Income Fund	Class R	Class A
Aberdeen Diversified Alternatives Fund	Institutional Service	Institutional
Aberdeen International Small Cap Fund	Institutional Service	Institutional

Class A shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund and Aberdeen Intermediate Municipal Income Fund are subject to maximum 5.75% and 2.50% front-end sales charges, respectively.  Class A shares that shareholders will receive as a result of the Share Class Conversions will not be subject to the front-end sales charge.

For more information on the fees and expenses of Class A shares or Institutional Shares, please see the “Fees and Expenses” section for the relevant Fund in the Prospectus. Additional copies of the Prospectus may be obtained free of charge by calling 866-667-9231.

Suspension of Sales. Effective after market close on December 20, 2019, the Original Share Class of each Fund will no longer be available for purchase by investors with the exception of: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs sponsored by financial intermediaries that have selected the Fund prior to market close on December 20, 2019. These shareholders may purchase additional shares of the affected share classes of the relevant Funds until the Conversion Date. The Original Share Class of each Fund will be terminated effective February 28, 2020.

Income Tax Matters. The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

This supplement is dated December 11, 2019.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

Aberdeen Global Absolute Return Strategies Fund (the “Fund”)

Supplement dated December 11, 2019 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated November 15, 2019, as supplemented to date

Effectively immediately, the Fund no longer offers Class R shares.

This supplement is dated December 11, 2019.

Please retain this Supplement for future reference.